                           VERSANT OBJECT TECHNOLOGY

                    VALUE ADDED RESELLER LICENSE AGREEMENT

This Value Added Reseller License Agreement (the "AGREEMENT") is entered into in
Menlo Park, California on  12/31/96             (the "EFFECTIVE DATE") between
                          ---------------------
Versant Object Technology Corporation, a California corporation with principal offices at 1380 Willow Road, Menlo Park, California 94025 ("VERSANT") and Electronic Submission Publishing Systems, Inc. with offices at 1300 Virginia Drive, Suite 215, Fort Washington PA 19034 ("VAR").

1.  DEFINITIONS

1. "APPLICATION" shall mean software programs which are developed by VAR, and which are identified in Exhibit A of this Agreement, and which contain Embedded Run Time Software. The definition of Application does not include any software developed or marketed by any third party.

2. "CLIENT" shall mean a specific computer that is periodically connected to one or more Servers.

3. "DEVELOPMENT SOFTWARE" shall mean the software licensed by Versant which is used for developing the Application and which can create or modify arbitrary data base schema.

4. "DOCUMENTATION" shall mean any manual(s) shipped by Versant with the Software.

5. "EMBEDDED" shall mean completely contained within the Application in such a manner as to limit access to the Run-Time Software except through the Application.

6. "VAR" shall mean the party accepting the Software according to the terms and conditions set out in this Agreement.

7. "LIMITED DEVELOPMENT SOFTWARE" shall mean the software licensed by Versant which is used for developing the Application but which does not use language interfaces developed by Versant, but rather uses interfaces developed by VAR using the Development Software.

8. "MAINTENANCE" shall mean telephone consultation during Versant's normal business hours, bug fixes, error corrections and work-arounds, as well as updates and new releases, if any, and which are not separately priced.

9.  "MAINTENANCE FEES" shall mean the maintenance fees set out in Exhibit B.

10. "NET SELLING PRICE" shall mean the price for the Application recognized as revenue on VAR's income statement in accordance with Generally Accepted Accounting Principles, which price shall in no event include: (a) actual cash and trade discounts given to customers; (b) shipping charges actually billed to customers; or (c) sales, use and excise taxes (to the extent included in gross revenue).

11. "ROYALTY PERCENTAGE" shall mean the percentage of Net Selling Price that VAR agrees to pay Versant each time the Application is distributed, as set forth in Exhibit D hereto.

12. "ROYALTY AMOUNT" shall mean the absolute dollar amount that VAR agrees to pay Versant each time the Application is distributed and recognized as revenue on

VAR's income statement in accordance with Generally Accepted Accounting Principles, as set forth in Exhibit D hereto.

13. "RUN TIME SOFTWARE" shall mean software that is Embedded in the Application and deployed as part of the Application and which is a limited version of the Development Software and Limited Development Software and which does not allow the Application or a user of the Application direct access to the general purpose capabilities of the Development Software or the Limited Development Software for creating or modifying arbitrary database schema and which does not allow substantive modification of the Application built with the Development Software and Limited Development Software. The Application may, subject to the forgoing, create or modify database schema.

14. "SEATS" shall mean a keyboard and a terminal which is connected to a computer.

15. "SERVER" is a computer which has one or more Users periodically connected to it.

16. "SOFTWARE" shall mean the Development Software, Limited Development Software and Run Time Software.

17. "SUBSTANTIAL VALUE" shall mean that an Application has an overall functional purpose that is not the same overall functional purpose as any Software licensed.

18. "USER" shall mean a person using a keyboard and a terminal which is connected to a computer.

2.  GRANT OF LICENSE FOR SOFTWARE

Provided that VAR pays all fees required to be paid under this Agreement:

1. Versant hereby grants VAR a non-exclusive, nontransferable, non-assignable license to use and copy the Development Software and Limited Development Software as follows:

a. to use the Development Software and Limited Development Software solely for VAR's own data processing operations on the number of Seats VAR has paid for, and only on the specific computer serial number(s) which VAR agrees to supply to Versant within thirty (30) days of putting the Development Software and Limited Development Software into use. VAR may also use the Development Software and Limited Development Software temporarily on a back-up computer if the designated computer is inoperative provided that Versant is informed in writing.

b. To combine the Development Software and Limited Development Software with VAR's Software products to create the Application, provided that the Software remains subject to the provisions of this Agreement.

2. Provided that the Application has Substantial Value, Versant hereby grants VAR a non-exclusive, nontransferable, non-assignable, royalty bearing, license to use and to copy Run Time Software as follows:

a. VAR may use Run Time Software on the number of Servers, with up to the authorized number of Users, per Server, and total number of Clients authorized by Versant, as is set forth on Exhibit A. VAR may distribute Run Time Software solely for use with the Application to end users or to subdistributors;

b. Provided that VAR or VAR's subdistributor receives no compensation from its customer for the license of the

Application, VAR, with no payment due to Versant, may provide directly to end users, or indirectly through subdistributors, a reasonable number of copies of Run-Time Software solely for use with the Application for evaluation or beta test purposes for a period not to exceed one hundred eighty (180) days, provide that any such period shall not be extended or renewed without written permission from Versant.

c. Any distribution shall be pursuant to a license agreement which shall provide no more rights concerning the Software than are provided under this Agreement and which shall limit the use of the Run-Time Software to End User Software.

d. Any Software distribution rights granted under this Agreement shall remain in force for three (3) years from the date of the Purchase Order and shall be automatically renewed for additional one year periods unless notice is provided in accordance with this Agreement 90 days prior to the date of termination. In no event will any termination of this Agreement terminate the right of any of VAR's customers (for which Versant has been paid the applicable Software license fees) that have been granted a license to use the Run Time Software hereunder, which right shall be perpetual and paid in full, subject to the terms of any Agreement that such customer may enter into with VAR.


3.  LICENSE GRANT:  DOCUMENTATION

Versant hereby grants VAR a non-exclusive, nontransferable, non-assignable license to use the Documentation. VAR is expressly not given a right to copy Documentation.

4.  PROHIBITIONS ON USE OF THE SOFTWARE

4.1 VAR agrees not to cause or permit the reverse engineering, disassembly, or decompilation of the Software and not to use the Software for commercial time-sharing, rental or service bureau use.

4.2 Results of any benchmark tests run by VAR on the Software (standing alone) may not be disclosed outside of VAR's organization without prior written permission from Versant.

5.  TITLE

All right, title and interest in the Software and Documentation remains with Versant or Versant's licensor. VAR acquires no rights of ownership. Versant reserves all rights to the Software not expressly granted herein.

6.  PAYMENT & SHIPPING

6.1  Shipment of Software and Documentation is FOB Menlo Park, CA.

6.2 All payments shall be due and payable within thirty (30) days of the date of invoice.

6.3 Any amounts payable under this Agreement and the Purchase Order are net amounts and are payable in full to Versant. VAR is responsible for all taxes, duties and levies (except for taxes on Versant's income) related to the Software and Documentation.

7.  WARRANTY

7.1 Provided that VAR has paid for Maintenance, Versant warrants to VAR for a period of one year from the date of shipment that the Software will substantially perform the functions described in the Documentation when operated on the designated computer. If Versant finds a deviation in the Software's performance during this period, Versant will, as VAR's sole remedy, replace or modify the Software so that it performs substantially in accordance with the Documentation. If VAR does not pay for Maintenance or is in default of any maintenance obligations, the Software is licensed "AS IS".

  OTHER THAN AS STATED IN THIS SECTION, THERE IS NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE CONDITION OF SOFTWARE, ITS MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7.2 From time to time Versant may desire to provide and VAR may wish to test certain experimental releases of Software labeled "Beta" ("Beta Software"). Beta Software is not suitable for production use. Versant makes no warranty on Beta Software and such software is distributed "AS IS". At Versant's request, VAR will promptly return all copies of the Beta Software to Versant or certify in writing to Versant that VAR has destroyed the Beta Software and all copies.

7.3 Versant further represents to VAR that: (a) Versant has the right to enter into this Agreement and grant the rights granted thereunder; (b) to the best of Versant's knowledge, the Software does not and will not contain any "software locks" which, upon occurrence of a certain event, the passage of a certain amount of time, or the taking of any action (or the failure to take action) by or on behalf of Versant, will cause VAR's or any of VAR's subdistributor's or customer's computer systems, or any component parts thereof, to be destroyed, erased, damaged or otherwise made inoperable; (c) the Software will be capable of correctly performing all functions, calculations, comparisons, sequencing displays and other processing of calendar dates, and date related data before, during and after the year 2000 without error or degradation of performance; (d) there are no pending or threatened suits, legal proceedings, claims or governmental investigations against or with respect to Versant relating to the Software or any component part thereof; and (e) Versant has not received any notice of any claim of infringement or violation of any third party's copyrights, patents, trade secrets, trademarks or other proprietary rights.

8.  INDEMNIFICATION

8.1 Versant will defend at its expense, and hold harmless in, any action brought against VAR to the extent it is based on a claim that the Software and Documentation or any part thereof, when used within the scope of this Agreement, infringes a patent, copyright or other proprietary right in the United States and Versant will pay any settlements, expenses, costs, damages and attorney's fees finally awarded against VAR in such action and which are attributable to such claim, provided that VAR notifies Versant promptly in writing of any claim or confidential claim, gives Versant the exclusive control in the defense and settlement thereof, and provides all reasonable assistance in connection therewith.

Versant shall have no liability for any claim of infringement based on: (i) use of a superseded or altered release of the Software or portion thereof if such infringement would have been avoided by the use of a current, unaltered release of the Software or (ii) the combination, operation or use of the Software furnished under this Amendment with products or data not furnished by Versant if such infringement would have been avoided by the use of the Software without such products or data.

In the event use of the Software becomes, or in Versant's reasonable opinion is likely to become, the subject of a claim of infringement of a patent, copyright or other proprietary right in the United States, it is Versant's option to remedy the situation by: a) procuring the continuing right to use the Software or b) replacing or modifying the Software so that it no longer infringes or c) terminating the license and refunding the license fees paid for the Infringing Software.

  THE FOREGOING STATES THE ENTIRE LIABILITY AND OBLIGATION OF VERSANT WITH RESPECT TO INFRINGEMENT OR CLAIMS OF INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADE SECRET, OR ANY OTHER PROPRIETARY RIGHT.

8.2 VAR will defend at its expense any action brought against Versant to the extent it is based on a claim that the Application or any part thereof (with the exception of the Software), infringes a patent or copyright in the United States, and VAR will pay any settlements and any costs, damages and reasonable attorney's fees finally awarded against Versant in such action which are attributable to such claim; provided that the foregoing obligation will be subject to Versant notifying VAR promptly in writing of any claim or potential claim, giving VAR the exclusive control of the defense and settlement thereof, and providing all reasonable assistance in connection therewith.

9.  MAINTENANCE

9.1 After payment of the Maintenance Fees, VAR shall be provided Maintenance for the applicable term. Versant shall inform VAR thirty (30) days prior to the expiry of any maintenance terms of any additional fees to be paid to Versant for a one year renewal of Maintenance.

9.2 Maintenance is available only for the most recent version of the Software and the preceding version for no longer than 12 months after the current version becomes generally available, provided that all maintained Software must be in an environment supported by Versant.

9.3 VAR shall appoint one person as the principal Maintenance Contact for the communication of bugs and errors to Versant and for the receipt of bug and error fixes, work-arounds and updates, if any. Additionally, VAR shall appoint another person as a back-up to the principal Maintenance Contact.

9.4  VAR shall be solely responsible for the maintenance of its Application.

10.  CONSULTATION AND TRAINING

Versant will provide VAR with Consulting and Training as set out in Exhibit C.

11.  ROYALTIES

VAR will pay Versant Royalties as set out in Exhibit D hereto.

12.  TERMINATION

If either party defaults in the material performance of any provision of this Agreement, then the non-defaulting party may give written notice to the defaulting party that if the default is not cured within thirty (30) days of receipt of such notice this Agreement will be terminated. If the non-defaulting party gives such notice and the default is not cured in the thirty (30) day period, this Agreement will terminate immediately at the end of such period.

Except as expressly provided herein, if this Agreement is terminated, VAR shall
(a) cease all use of the Software and Documentation and (b) certify to Versant in writing within thirty (30) days after termination that VAR has destroyed or has returned the Software and Documentation and all copies in any form at VAR's expense. Articles 4, 5, 7, 8, 14 and 16 as well as VAR's obligation to pay all fees survives termination.

Notwithstanding the foregoing and provided that VAR pays Versant all fees required to be paid hereunder, in the event of any termination of this Agreement, VAR shall have the right to complete any and all obligations under any agreement that has been entered into as of the date of termination.

13.  GENERAL

13.1 In all cases, this Agreement shall be governed by and construed in accordance with the laws of the state of California, without reference to conflicts of laws principles.

13.2 VAR agrees to comply fully with all relevant United States export controls.

13.3 This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merge all prior agreements, discussions, and understandings. This Agreement shall supercede the terms and conditions of VAR's Purchase Order. This Agreement may not be changed, modified or amended except by a written document signed by both of the parties hereto.

13.4 Any notice required or permitted by this Agreement shall be in writing and shall be sent by prepaid or certified mail, return receipt requested, addressed to Versant's and VAR's addresses shown on the Purchase Order.

  REGARDLESS OF WHETHER ANY REMEDY FAILS OF ITS ESSENTIAL PURPOSE, IN NO EVENT WILL VERSANT BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL, DAMAGES, NOTWITHSTANDING BEING AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

  VERSANT'S LIABILITY FOR ANY DAMAGES OR CLAIMS SHALL NOT EXCEED THE LICENSE FEES PAID.

14.  RESTRICTION

If VAR is any unit or agency of the United States Government, or this license is pursuant to a contract with any such unit or agency, VAR agrees that the Software and Documentation is "Commercial Computer Software" as defined under DFARS and that the Government will receive only "restricted rights" to the Software and Documentation. All such Software shall contain the following legend: RESTRICTED RIGHTS LEGEND: Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c) (1)
(ii) of the Rights in Technical Data and Computer Software clause at DFARS 52.227-7013. Versant Object Technology Corporation 1380 Willow Road, Menlo Park, CA 94025 Unpublished - rights reserved under the copyright laws of the United States.

15.  REPORTING TO VERSANT

15.1 At Versant's request and not more frequently than twice a year, VAR will submit to Versant a signed statement containing the number of Run-Time copies in use. VAR agrees to provide the information within thirty (30) days of such request.

15.2 Subsequent to the initial purchase of Software and forty-five (45) days after the end of each calendar quarter, VAR will pay any royalties due less any prepaid amounts, whether a Royalty Percentage or Royalty Amount and submit to Versant a statement which includes at a minimum:

 a.  a list of all shipments of the Application; and

 b.  Application product code & the number of copies of each; and

 c.  Run-Time Software installed and the number of copies of each.

 d. VAR will make best efforts to obtain the above information and to provide it to VERSANT on a timely basis.

 e. Any other information reasonably required by Versant and so requested in writing from time to time.

15.3 VAR agrees to allow an independent accountant to review VAR's books and records to determine the accuracy of the reports. The independent accountant will be chosen by Versant and approved by VAR, whose approval shall not be unreasonably withheld. The cost of the independent accountant's review will be at Versant's cost unless an error of more than 5% is found, in which case it shall be at VAR's cost. The reviews will occur at mutually agreeable times during normal business hours and will not occur more frequently than one time per year. The independent accountant will be instructed to keep all information learned strictly confidential.

16.  CONFIDENTIAL INFORMATION

16.1 The term "Confidential Information" shall include, but not be limited to, any and all information, data know-how and documentation which is related to Versant's object-oriented database system, language interfaces, database utilities, development tools, system internals, program strategies, and business plans, as well as any information clearly marked as confidential or proprietary.

16.2 A party's Confidential Information shall not include information which (a) is or becomes a part of the public domain through no act or omission of the other party; or (b) was in the other party's lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; or (c) is lawfully disclosed to the other party by a third party without restriction on disclosure; or (d) is independently developed by the other party.

16.3 The parties agree, both during the term of this Agreement and for a period of two years after termination of the Agreement and of all licenses granted hereunder, to hold each other's Confidential Information in confidence. The parties agree not to make each other's Confidential Information available in any form to any third party or to use each other's Confidential Information for any other purpose than the implementation of this Agreement. Each party agrees to take all reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees or agents in violation of the provisions of this Agreement.

17.  PUBLICITY

VAR and Versant agree that they will cooperate to publicize the existence of this Agreement as appropriate, and specifically, VAR consents to Versant's identification of VAR as a customer of Versant.

18.  ESCROW

18.1 VAR may, at its option, enter into a Software source code escrow agreement with Versant using National Safe Depository, located at 2109 Bering Drive, San Jose, CA 95131-2014, as Software escrow agent. VAR agrees to pay all costs of entering into the Software Escrow Agreement and all annual renewal costs.

Such Source Code escrow agreement will, at a minimum provide VAR with the right to access such Source Code upon the occurrence of a Triggering Event (as hereinafter defined).

18.2 Versant further agrees that, if there should occur a Triggering Event, VAR may request in writing that Versant deliver a copy of the Source Code (as defined below) to VAR, and Versant shall comply with such request as promptly and as reasonably possible after its receipt thereof. As used herein, the term "Source Code" shall mean a full source language statement of the most recent version of the Software licensed under this Agreement, stored on a master diskette or tape, as applicable, together with related documentation.

18.3  As used herein, the term "Triggering Event" means each of the following:
(a) Versant's material failure to perform maintenance services as set out in this Agreement, and (b) the filing of a voluntary or involuntary petition by or against Versant under the federal Bankruptcy Act or any other applicable federal or state law, or any chapter of part thereof, or the commencement of any other voluntary or involuntary proceeding against Versant under any state or general insolvency or similar law, rule or regulation, which petition or proceeding is not removed or dismissed within sixty days of the date on which it is filed.

19.  CUMULATIVE RIGHTS/REMEDIES

All rights and remedies conferred upon or reserved to the parties in this Agreement shall be cumulative and concurrent and shall be in addition to all other rights and remedies available to such parties at law or in equity or otherwise. Such rights and remedies are not intended to be exclusive of any other rights or remedies and the exercise by any party of any right or remedy herein provided shall be without prejudice to the exercise of any other right or remedy by such party provided herein or available at law or in equity.

SO AGREED BETWEEN THE PARTIES:


"Versant"
VERSANT OBJECT TECHNOLOGY

    /s/ Laura Cahan
By:______________________________
        Laura Cahan
Name:____________________________
        Controller
Title:___________________________
        12/31/97
Date:____________________________

"VAR"
ELECTRONIC SUBMISSION PUBLISHING SYSTEMS, INC.

    /s/ Terrence Brennan
By:______________________________
    AUTHORIZED REPRESENTATIVE

        Terrence Brennan
Name:____________________________
        CEO
Title:___________________________
        12/31/97
Date:____________________________

                                   EXHIBIT A


-----------------------------------------------------------------------------------------------------------------------------
   SOFTWARE       PART NUMBER     PRICE       QTY      # OF USERS,       EXTENTION       COMPUTER SERIAL        COMPUTER
                                                       IF SERVER,                           IF SERVER         MFG/MODEL OR
                                                      OR NUMBER OF                                            TERMINAL MFG
                                                         CLIENTS
-----------------------------------------------------------------------------------------------------------------------------

#1.  VERSANT          120-1004  $[ * ]      [ * ]     [ * ]          $[ * ]                                WIN NT
 ODBMS/NT
 Server
Versant Client        120-0153  $[ * ]      [ * ]     [ * ]          $[ * ]                                WIN NT
 License NT
#2.  VERSANT          120-1008  $[ * ]      [ * ]     [ * ]          $[ * ]                                WIN NT
 ODBMS/NT
 Server
Versant Client        120-0153  $[ * ]      [ * ]     [ * ]          $[ * ]                                WIN NT
 License NT
#3.  VERSANT          120-1012  $[ * ]      [ * ]     [ * ]          $[ * ]                                WIN NT
 ODBMS/NT
Versant Client        120-0153  $[ * ]      [ * ]     [ * ]          $[ * ]                                WIN NT
 License NT
-----------------------------------------------------------------------------------------------------------------------------
*VERSANT              120-1004  $[ * ]      [ * ]                    $[ * ]                                WIN NT
 ODBMS/NT 4
 Server
*VERSANT              120-0153  $[ * ]      [ * ]                    $[ * ]                                WIN NT
 Client
 License NT
-----------------------------------------------------------------------------------------------------------------------------

Applications Shall Mean:  ESPS CoreDossierTM and Publishing Software

Total License Fees: $[ * ]

#1, #2, #3 = Three current customer deployments

  * = Trial Licenses which may be provided to VAR's end users pursuant to the terms of Article 2.2(b) hereof

This Agreement shall not apply to the Development Software or the Limited Development Software, which VAR has already acquired from Versant.

                 The terms of this Agreement are confidential


[ * ] WE ARE SEEKING CONFIDENTIAL TREATMENT OF THESE TERMS, WHICH HAVE BEEN OMITTED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   EXHIBIT B
                               MAINTENANCE FEES


---------------------------------------------------------------------------------------------------------------------------
     SOFTWARE          PART NUMBER        PRICE        QTY          EXTENSION            TERM      COMPUTER MFG/MODEL OR
                                                                                                        TERMINAL MFG
---------------------------------------------------------------------------------------------------------------------------

#1.  Versant         M120-1004         $[ * ]        [ * ]     $[ * ]                    1/1/97 -  WIN NT
 OBDMS/NT Server                                                                         12/31/97
Versant Client       M120-0153         $[ * ]        [ * ]     $[ * ]                    1/1/97 -  WIN NT
 License NT                                                                              12/31/97
#2.  VERSANT         M120-1008         $[ * ]        [ * ]     $[ * ]                    1/1/97 -  WIN NT
 ODBMS/NT Server                                                                         12/31/97
Versant Client       M120-0153         $[ * ]        [ * ]     $[ * ]                    1/1/97 -  WIN NT
 License NT                                                                              12/31/97
#3.  VERSANT         M120-1012         $[ * ]        [ * ]     $[ * ]                    1/1/97 -  WIN NT
 ODBMS/NT Server                                                                         12/31/97
Versant Client       M120-0153         $[ * ]        [ * ]     $[ * ]                    1/1/97 -  WIN NT
LICENSE NT                                                                               12/31/97
--------------------------------------------------------------------------------------
*VERSANT ODBMS/NT    M120-1004         $[ * ]        [ * ]     $[ * ]                    1/1/97 -  WIN NT
 4 Server                                                                                12/31/97
*Versant Client      M120-0153         $[ * ]        [ * ]     $[ * ]                    1/1/97 -  WIN NT
 License NT                                                                              12/31/97
-------------------------------------------------------------------------------------------------------------------------

Total Maintenance Fees: $ [ * ]
VAR Principal Maintenance Contract:_________________________________

VAR Back-up Maintenance Contract:_________________________________


#1, #2, #3 = Three current customer deployments

* = Trial Licenses which shall be provided to VAR's end users pursuant to the terms of Article 2.2(b) hereof

No customer shall be obligated to purchase maintenance. The Maintenance Fee applicable to copies of Run Time Software in addition to those listed above will be equal to [ * ] percent ([ * ]) of the Royalty Amount payable to Versant under this Agreement. Notwithstanding Article 9.1, the Maintenance Fee will not be increased during the term of this Agreement.

                 The terms of this Agreement are confidential



[ * ] WE ARE SEEKING CONFIDENTIAL TREATMENT OF THESE TERMS, WHICH HAVE BEEN OMITTED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   EXHIBIT C
                             CONSULTING & TRAINING

DESCRIPTION OF SERVICES                                                   AMOUNT


None at time of Execution of Agreement.





Total Consulting Fees__________________________________


--------------------------------------------------------------------------------
NOTE:

     TRAINING AND CONSULTING FEES DO NOT INLCUDE TRAVEL AND RELATED EXPENSES FOR VERSANT CONSULTANTS. VAR SHALL BE RESPONSIBLE FOR THESE EXPENSES AND SHALL BE INVOICED BY VERSANT.
--------------------------------------------------------------------------------

                 The terms of this Agreement are confidential

                                   EXHIBIT D
                                   ROYALTIES

PRICING IS VERSANT CONFIDENTIAL INFORMATION AND PROTECTED BY THE TERMS OF THIS AGREEMENT

DEPLOYMENT LICENSE FEES FOR THE APPLICATION:

VAR will pay a Royalty Amount to Versant calculated as a Royalty Percentage of the Net Selling Price of VAR Applications.

All prices quoted in this Agreement are stated in US dollars.

Run Time license fees quoted are valid for a [ * ] term. Unless the parties otherwise agree in writing, at the end of the [ * ] term set out in this Exhibit D, the Royalty Percentage for deployed Run Time Software Shall be [ * ] % of VAR's Net Selling Price.

CUMULATIVE DEPLOYMENT ROYALTIES:

TABLE A:
Royalties:                     $[ * ]    $[ * ]         $[ * ]
================================================================================
ESPS ROYALTY PERCENTAGE        [ * ]%    [ * ]%         [ * ]%



IF VAR LICENSES THE APPLICATION AS A COMPONENT PART OF A LARGER TRANSACTION VAR SHALL NOT DISCOUNT THE APPLICATION TO A GREATER EXTENT THAN THE OTHER PARTS OF THE TRANSACTION.

                 The terms of this Agreement are confidential


[ * ] WE ARE SEEKING CONFIDENTIAL TREATMENT OF THESE TERMS, WHICH HAVE BEEN OMITTED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                AMENDMENT #1 TO
             VALUE ADDED RESELLER LICENSE AGREEMENT CLIENT/SERVER

This Amendment #1 to the Value Added Retailer :License Agreement is entered into in Fremont, California on March 31, 1998, between Versant Object Technology Corporation, with offices at 6539 Dumbarion Circle, Fremont, California 94555 ("Versant"), and Electronic Submission Publishing Systems, Inc. ("VAR"), with offices at 1300 Virginia Drive, Suite 215 Fort Washington, PA 19034, and amends Value Added Reseller License Agreement dated December 31, 1996 (the "Agreement").

For valuable consideration, set out herein, the parties hereby agree to amend this Agreement as follows:

1. Exhibit D of the Agreement is hereby cancelled and replaced with Exhibit D1 which is attached and incorporated hereto.

2. All references in the Agreement to "Exhibit D" shall be deleted and replaced with references to "Exhibit D1".

3. This Amendment shall be effective if executed by the parties on or before March 31, 1998.

4.   All other terms and conditions of the Agreement shall remain unchanged.

So Agreed by the Parties:
"Versant"

VERSANT OBJECT TECHNOLOGY CORPORATION

    /s/ Gary Rhea
By:___________________________
        Gary Rhea
Name:_________________________
        C.F.O.
Title:________________________
        3/31/98
Date:_________________________

"VAR"

ELECTRONIC SUBMISSION PUBLISHING SYSTEMS, INC.

    /s/ George B. Pearcy
By:___________________________
        George B. Pearcy
Name:_________________________
        CFO
Title:________________________
        3/31/98
Date:_________________________

                 The terms of this Agreement are confidential

                                   EXHIBIT D1

                                   ROYALTIES

PRICING IS VERSANT CONFIDENTIAL AND PROTECTED BY THE TERMS OF THE AGREEMENT

RUN TIME LICENSE FEES FOR THE APPLICATION:

VAR will pay a Royalty Account to Versant calculated as a Royalty Percentage of the Net Selling Price of the VAR Application.

IF VAR LICENSES THE APPLICATION AS A COMPONENT PART OF A LARGER TRANSACTION VAR SHALL NOT DISCOUNT THE APPLICATION OF A GREATER EXTENT THAT THE OTHER COMPONENTS OF THE TRANSACTION.

All prices quoted to this Agreement are in US Dollars.

This pricing expires on [ * ].

CALCULATION OF ROYALTY AMOUNTS

VAR shall pay to Versant Royalty Accounts calculated as follows:

Royalty Amount = VAR's Royalty Percentage of [ * ]% (?) Applied on Net Selling Price

FEE PAYMENT OF ROYALTY AMOUNTS

In consideration of VAR's agreement to have a $[ * ] Royalty Amount prepayment the "Pre-Payment") paid to Versant on or before March 31, 1998, Versant will extend the following discounts on Run Time Software to VAR:

1. Versant will credit VAR's Prepaid Run Time Software balance with a credit of $[ * ] which ___be used for Run Time Software.

2. Versant will use the Royalty Reports submitted by VAR pursuant to Article 15 of the Agreement to credit Royalty Amounts against the Pre-Payment.

3. All Run Time Software will be displayed on _______________ where VAR has licensed Development Software.

If prior to VAR's evaluation of the Pre Payment, Versant _______________the agreement for any reason except for VAR's material breach of VAR's Intellectual property obligation to Versant, Versant agrees that VAR will retain the right to distribute Run Time License as if the Agreement had not _______________________.

                 The terms of this Agreement are confidential



[ * ] WE ARE SEEKING CONFIDENTIAL TREATMENT OF THESE TERMS, WHICH HAVE BEEN OMITTED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MAINTENANCE FOR RUN TIME SOFTWARE

Maintenance fees for the Run Time Software will be calculated at the rate set out in the Agreement. VAR agrees to pay Maintenance fees for each Run Time Software as levied by Versant based on the Royalty papers submitted by VAR.

                 The terms of this Agreement are confidential